EXHIBIT 5
                               FORM OF APPLICATION





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[LOGO] PHOENIX  PHL VARIABLE INSURANCE COMPANY
                REGULAR MAIL: Phoenix Variable Products Mail Operation
                              PO Box 8027, Boston MA 02266-8027             PHOENIX INCOME ADVANTAGE(SM)
                EXPRESS MAIL: PHL Variable Insurance Company               IMMEDIATE ANNUITY APPLICATION
                              66 Brooks Drive, Braintree MA 02184
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1. ANNUITANT
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Name (Print as desired in contract)

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Social Security Number                      _ _ _ - _ _ - _ _ _ _
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Date of Birth                                             Sex
                                                                      [ ] Male
                                                                      [ ] Female
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Address (Number and Street)

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City                                                 State        ZIP Code

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Phone                                     _ _ _ / _ _ _ - _ _ _ _

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2. JOINT ANNUITANT - (Payment Options C and D ONLY)
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Name

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Social Security Number                      _ _ _ - _ _ - _ _ _ _

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Date of Birth                                             Sex
                                                                      [ ] Male
                                                                      [ ] Female
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Address (Number and Street)

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City                                                 State        ZIP Code

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Phone                                     _ _ _ / _ _ _ - _ _ _ _

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3. OWNER
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Name (Print as desired in contract)

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Social Security Number/
Federal I.D.                                _ _ _ - _ _ - _ _ _ _
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Date of Birth                                             Sex
                                                                      [ ] Male
                                                                      [ ] Female
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Address (Number and Street)

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City                                                 State        ZIP Code

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Phone                                     _ _ _ / _ _ _ - _ _ _ _

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4. JOINT OWNER - (If any)
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Name

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Social Security Number/
Federal I.D.                                _ _ _ - _ _ - _ _ _ _
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Date of Birth              Relationship to Owner          Sex
                                                                      [ ] Male
                                                                      [ ] Female
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5. PROOF OF AGE - (Required for Life and Joint Life Options)
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[ ] Annuitant     [ ] Joint Annuitant
(Submit copy of Birth Certificate or Driver's License)
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6. BENEFICIARY DESIGNATION
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Name

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Relationship
                                                                             %
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Name

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Relationship
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Name

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Relationship
                                                                             %
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7. PAYMENT OPTIONS
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[ ] Option A - Single Life Annuity
[ ] Option B - Single Life Annuity with Period Certain
     [ ] 10 yr Certain   [ ] 15 yr Certain   [ ] 20 yr Certain
[ ] Option C - Joint Survivor Life Annuity
     Percent to Survivor [ ] 50%             [ ] 100%
[ ] Option D - Joint Survivor Life Annuity with Period Certain
     [ ] 10 yr Certain   [ ] 15 yr Certain   [ ] 20 yr Certain
     Percent to Survivor [ ] 50%             [ ] 100%
[ ] Option E - Annuity for a Specified Period
    ____________ Number of years (5 to 30)
[ ] Option F - Life Expectancy Annuity
[ ] Option G - Unit Refund Life Annuity
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8. GUARANTEED MINIMUM PAYMENT RIDER - (Not available in all states)
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[ ] Yes, I elect this optional rider. Election of this rider restricts your selection of Payment Options, AIR and Premium Allocation.
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9. ASSUMED INTEREST RATE (AIR) - (Required if Variable Annuity Payments are
   elected)
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[ ] 3% or [ ] 6%
    Used to establish the initial Variable Annuity Payment and cannot be changed once selected
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10. PLAN TYPE - (Select one)
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[ ] Nonqualified   [ ] 1035 Exchange $________________
                                        Cost Basis
[ ] Transfer/Rollover IRA
     [ ] Traditional   [ ] SEP   [ ] Simple   [ ] Roth
     [ ] 403(b) Rollover         [ ] 401(a) Qualified Plan
     [ ] 457 Deferred Compensation
Estimated Transfer Amount $________________
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11. PREMIUM WITH APPLICATION
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Premium with Application  $_______________
Make Premium Payment check payable to "PHOENIX".

PREMIUM ALLOCATION
Fixed Income Allocation         ______%
Variable Payment Allocation     ______%
                                 100%
Amount allocated to Variable Annuity Payments should be invested as follows:
        _____ % Phoenix-Aberdeen International
        _____ % Phoenix-Aberdeen New Asia
        _____ % Phoenix-Bankers Trust Dow 30
        _____ % Phoenix-Bankers Trust Nasdaq-100 Index(R)
        _____ % Phoenix-Duff & Phelps Real Estate Securities
        _____ % Phoenix-Engemann Capital Growth
        _____ % Phoenix-Engemann Nifty-Fifty
        _____ % Phoenix-Engemann Small & Mid-Cap Growth
        _____ % Phoenix-Federated US Govt Bond
        _____ % Phoenix-Goodwin Money Market
        _____ % Phoenix-Goodwin Multi-Sector Fixed Income
        _____ % Phoenix-Hollister Value Equity
        _____ % Phoenix-J.P. Morgan Research Enhanced Index
        _____ % Phoenix-Janus Equity Income
        _____ % Phoenix-Janus Flexible Income
        _____ % Phoenix-Janus Growth
        _____ % Phoenix-Morgan Stanley Focus Equity
        _____ % Phoenix-Oakhurst Balanced
        _____ % Phoenix-Oakhurst Growth and Income
        _____ % Phoenix-Oakhurst Strategic Allocation
        _____ % Phoenix-Sanford Bernstein Global Value
        _____ % Phoenix-Sanford Bernstein Mid-Cap Value
        _____ % Phoenix-Sanford Bernstein Small-Cap Value
        _____ % Phoenix-Seneca Mid-Cap Growth
        _____ % Phoenix-Seneca Strategic Theme
        _____ % Alger American Leveraged AllCap Portfolio
        _____ % EAFE(R) Equity Index Fund
        _____ % Federated Fund for US Government Securities II
        _____ % Federated High Income Bond Fund II
        _____ % Fidelity VIP Contrafund(R) Portfolio
        _____ % Fidelity VIP Growth Opportunities Portfolio
        _____ % Fidelity VIP Growth Portfolio
        _____ % Technology Portfolio
        _____ % Mutual Shares Securities Fund - Class 2
        _____ % Templeton Asset Strategy Fund - Class 2
        _____ % Templeton Developing Markets Securities Fund - Class 2
        _____ % Templeton Growth Securities Fund - Class 2
        _____ % Templeton International Securities Fund- Class 2
        _____ % Wanger Foreign Forty
        _____ % Wanger International Small Cap
        _____ % Wanger Twenty
        _____ % Wanger US Small Cap

        _____ TOTAL
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12. PAYMENT FREQUENCY
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[ ] Monthly        [ ] Level Monthly        [ ] Quarterly
[ ] Semi-Annually  [ ] Annual
[ ] Annuity Direct Deposit (complete separate Bank Authorization form)
NOTE: Your first Annuity Payment will be one month following your Contract Date, regardless of the mode selected.
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13. REPLACEMENT
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Will this annuity replace any existing life insurance or annuity?
 [ ] Yes [ ] No     Details: ___________________________________________________
Company ________________________________________________________________________
Policy No. _____________________________________________________________________
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14. SPECIAL REMARKS
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________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
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15. TAX WITHHOLDING INFORMATION
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Your payments are subject to income tax withholding unless you elect not to have withholding apply. Withholding applies only to the portion of your payment that is subject to federal income tax. You may elect not to have withholding apply by checking the box below. Your election will remain in effect until revoked. If you elect no withholding, or if you do not have enough tax withheld from your distribution, you may have to pay an estimated tax. If your withholding and estimated tax payments are insufficient, you may be penalized under the estimated tax rules. You may revoke your election at any time. Other federal or state mandatory withholding rules may apply to certain distributions.

FEDERAL INCOME TAX WITHHOLDING (select one)

[ ] NO, I/we do not want to have Federal Income Tax withheld.     OR
[ ] YES, I/we want Federal Income Tax withheld.

MARITAL STATUS

[ ] Single  [ ] Married  [ ] Married, but withhold at higher Single rate.
o Number of allowances __________
o I want an additional amount withheld from each Annuity Payment $__________
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16. PAYEE INFORMATION - (If left blank, Annuitant will be considered payee)
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1. Name (Print First, MI, Last)
                                                                            %
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Address (Number and Street)

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City                                                    State      ZIP Code

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2. Name (Print First, MI, Last)

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Address (Number and Street)
                                                                            %
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City                                                    State      ZIP Code

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TELEPHONE / ELECTRONIC AUTHORIZATION
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I will receive this privilege automatically. By checking "Yes," I am authorizing and directing Phoenix to act on telephone or electronic instructions from my licensed agent who can furnish proper identification. Phoenix will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, Phoenix and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost.
[ ] Yes   [ ] No
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ELECTRONIC DELIVERY AUTHORIZATION
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By checking "Yes," I am authorizing Phoenix to provide my statements, prospectuses and other information electronically if available. I understand that, I must have internet access to use this service and there may be access
fees charged by the internet service provider.   [ ] Yes   [ ] No
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OWNER(S) ACKNOWLEDGEMENTS
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The following states require the applicant to acknowledge the information below that pertains to his or her specific state. Check the appropriate box for your resident state, sign and date the bottom of this section.
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[ ]ARKANSAS   [ ]KENTUCKY   [ ]MAINE   [ ]NEW MEXICO    [ ]OHIO   [ ]PENNSYLVANIA
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   Any person who knowingly and with intent to defraud any insurance company or other person and who files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading information concerning any false materials thereto commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.
[ ]ARIZONA - Upon your written request we will provide you within a reasonable period of time reasonable factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract you may return the contract within twenty days after you receive it. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of
   (i) the difference between the premiums paid and the amounts allocated to any account under the contract and (ii) the Contract Value on the date the returned contract is received by our company or our agent.
[ ]COLORADO - It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Services.
[ ]DISTRICT OF COLUMBIA - WARNING. It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.
[ ]FLORIDA     [ ]GEORGIA     [ ]VERMONT
   Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.
[ ]LOUISIANA   [ ]OREGON
   Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.
[ ]NEW JERSEY - Any person who includes any false or misleading information on an application for an annuity contract is subject to criminal and civil penalties.
[ ]I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI).
[ ]I/WE HAVE READ THE DISCLOSURE STATEMENT ABOVE.
I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS
TO A FIXED DOLLAR AMOUNT.
I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity and fund prospectuses. By accepting the annuity issued, I agree to any additions or corrections to this application. I (owner) confirm that any Social Security/Taxpayer ID Number is correct as it appears on this application.

Annuitant's Signature _____________________________________(if other than owner)
Owner's Signature _________________ Joint Owner's Signature____________________
Signed at _____________________________  ______________________________________
                  City, State                            Date
Do you, as Agent, have reason to believe the product applied for will replace
existing annuities or insurance?  [ ] Yes   [ ] No

Licensed Agent __________________  _________________  _______________  ________
               Signature           Print Name         Agent ID Number  % Shares

Licensed Agent __________________  _________________  _______________  ________
               Signature           Print Name         Agent ID Number  % Shares

               __________________  _________________  _________________________
               Broker/Dealer Firm  Address            Select Option
                                                      [ ] Option 1  [ ] Option 2
                                                      [ ] Option 3
               __________________  _________________  _________________________
               Date                Telephone          Licensed I.D. No. (for
                                                      Florida Agents only)
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